UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10975 North Torrey Pines Road La Jolla, CA	90237
(Address of principal executive offices)	(Zip Code)

(858) 875-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share*	N/A	Nasdaq Global Select Market*
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	Nasdaq Global Select Market

*

Not for trading, but only in connection with the listing of the American Depositary Shares on the Nasdaq Global Select Market. The American Depositary Shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2023, Ambrx Biopharma Inc., an exempted company incorporated in the Cayman Islands (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named on the signature pages thereto (the “Purchasers”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of approximately $75 million of American Depositary Shares (the “ADSs”), each representing seven (7) ordinary shares, par value $0.0001 per share, of the Company (the “Offering”). The offering price per ADS was $13.93, which was based on the 5-day trailing VWAP of the ADS.

The ADSs described above were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-271008) and a related prospectus supplement filed with the Securities and Exchange Commission. The Company expects to receive gross proceeds from the Offering of approximately $75 million. The Offering will close upon the satisfaction of all closing conditions, which is expected on or around June 30, 2023.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01.	Other Events.

On May 24, 2023, the Company issued a press release announcing of the Offering described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Maples & Calder (Hong Kong) LLP

10.1	Securities Purchase Agreement, dated as of May 23, 2023, by and between Ambrx Biopharma Inc. and the Purchasers

23.1	Consent of Maples & Calder (Hong Kong) LLP (contained in Exhibit 5.1)

99.1	Press Release of Ambrx Biopharma Inc., dated May 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA INC.

Date: May 24, 2023	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial Officer